UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of reort (Date of earliest event reported): August 4, 2006

SI International, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-50080	52-2127278
(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification Number)

12012 Sunset Hills Road
8th Floor
Reston, Virginia	20190
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:     (703) 234-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                Entry into a Material Definitive Agreement.

On August 4, 2006, the Compensation Committee (the “Committee”) of the Board of Directors (“Board”) of SI International, Inc. (the “Company”) approved the following equity compensation package for members of the Board who are not employed by the Company or any of its subsidiaries, effective for fiscal year 2006 and issued under and in accordance with the Company’s 2002 Amended & Restated Omnibus Stock Incentive Plan (the “Plan”):

(a)          The “Initial Grant” of equity compensation to non-management, outside directors first appointed to the Board on or after August 4, 2006 in the form of:

i.                  a non-qualified stock option grant for 7,500 shares of the Corporation’s common stock with twenty-five percent (25%) to vest upon the grant date and the remaining amount to vest in three (3) equal annual installments beginning one (1) year after the grant date;

ii.               a restricted stock bonus award grant for 2,500 shares of the Corporation’s common stock with twenty-five percent (25%) to vest upon the grant date and the remaining amount to vest in three (3) equal annual installments beginning one (1) year after the grant date.

(b)         The “Annual Grant” of equity compensation to each non-management, outside director first appointed to the Board prior to fiscal year 2006 and serving as August 4, 2006 in the form of:

i.                  a non-qualified stock option grant for 1,875 shares of the Corporation’s common stock vesting in three (3) equal annual installments beginning one (1) year after the grant date;

ii.               a restricted stock bonus award grant for 625 shares of the Corporation’s common stock vesting in three (3) equal annual installments beginning one (1) year after the grant date.

Item 9.01                Financial Statements and Exhibits.

(d)

Exhibit No.	Description
4.1

2002 Amended and Restated Omnibus Stock Incentive Plan (filed as Annex B to the Company’s Proxy Statement on Schedule 14A for the 2005 Annual Meeting of Stockholders filed on April 21, 2005 and incorporated herein by reference).

4.2	Form of SI International, Inc. Stock Option Agreement Evidencing Grant of Stock Options Under the SI International, Inc. 2002 Amended and Restated Omnibus Stock Incentive Plan (*)

4.3	Form of Notice of Stock Option Grant Under SI International, Inc. Stock Option Agreement (*)

4.4	Form of SI International, Inc. Restricted Stock Bonus Award Agreement Evidencing Grant of Restricted Stock Under the SI International, Inc. 2002 Amended and Restated Omnibus Stock Incentive Plan (*)

4.5	Form of Notice of Restricted Stock Bonus Award Under SI International, Inc. Restricted Stock Bonus Award Agreement (*)

(*)  Indicates filed herewith.

The above-referenced statements may contain forward-looking statements that are made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Expressions of future goals, financial information or reporting, and similar expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. These forward-looking statements may involve a number of risks and uncertainties, which are described in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties include: changes in federal government (or other applicable) procurement laws, regulations, policies and budgets; and the important factors discussed in the Risk Factors section of the annual report on Form 10-K/A filed by the Company with the Securities and Exchange Commission and available directly from the Commission at www.sec.gov. The actual results may differ materially from any forward-looking statements due to such risks and uncertainties. The Company undertakes no obligations to revise or update any forward-looking statements in order to reflect events or circumstances that may arise after the date of this release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SI International, Inc.

By:	/s/ THOMAS E. DUNN
Thomas E. Dunn
Executive Vice President,
Chief Financial Officer and Treasurer

Dated: August 10, 2006